united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 9/30/2021

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2021

1-866-209-1964
www.tebergfund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

The Teberg Fund
Portfolio Review
September 30, 2021 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2021, compared to its benchmarks:

			Five Year	Ten Year
	Six Months	One Year	(Annualized)	(Annualized)
The Teberg Fund	5.00%	33.36%	14.01%	8.70%
S&P 500® Index	9.18%	30.00%	16.90%	16.63%
Dow Jones Industrial Average	3.54%	24.15%	15.68%	14.72%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s total annual operating expenses are 2.43%, before any fee waivers, per the August 1, 2021 prospectus. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Investors may not invest in the index directly.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. Investors may not invest in the index directly.

The Teberg Fund
Expense Example
at September 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
	Account Value	Account Value	During Period	the Period
	4/1/21	9/30/21	4/1/21 – 9/30/21*	4/1/21 – 9/30/21
Actual	$1,000.00	$1,050.00	$8.99	1.75%

Hypothetical	$1,000.00	$1,016.29	$8.85	1.75%
(5% return before expenses)

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

The Teberg Fund
Allocation of Portfolio Assets
September 30, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments as of September 30, 2021.

Please refer to the Schedule of Investments for a detailed listing of the Fund’s holdings.

The Teberg Fund
Schedule of Investments (Unaudited)
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 5.9%
	INSURANCE - 5.9%
6	Berkshire Hathaway, Inc., Class A(a)	$2,468,274

	TOTAL COMMON STOCKS (Cost $714,296)	2,468,274

	EXCHANGE-TRADED FUNDS — 73.3%
	EQUITY - 73.3%
37,000	Financial Select Sector SPDR Fund	1,388,610
17,400	Invesco QQQ Trust Series 1	6,228,504
22,549	iShares Core S&P Small-Cap ETF	2,462,125
11,274	iShares Russell 2000 ETF	2,466,187
7,850	iShares Semiconductor ETF	3,500,080
10,700	SPDR Dow Jones Industrial Average ETF Trust	3,619,703
9,300	SPDR S&P 500 ETF Trust	3,991,002
3,160	SPDR S&P MidCap 400 ETF Trust	1,519,581
22,500	VanEck Semiconductor ETF	5,766,075
		30,941,867

	TOTAL EXCHANGE-TRADED FUNDS (Cost $13,678,997)	30,941,867

	OPEN END FUNDS — 9.6%
	EQUITY - 3.2%
25,826	Fidelity Low-Priced Stock Fund	1,359,246

	FIXED INCOME - 6.4%
771,821	Franklin Income Fund, Advisor Class	1,898,680
11,619	John Hancock High Yield Fund, Class I	40,201
81,658	PIMCO High Yield Fund, Institutional Class	741,455
		2,680,336

	TOTAL OPEN END FUNDS (Cost $3,727,424)	4,039,582

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Schedule of Investments (Unaudited) (Continued)
September 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENT — 5.2%
	MONEY MARKET FUND - 5.2%
2,199,711	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $2,199,711)(b)	$2,199,711

	TOTAL INVESTMENTS - 94.0% (Cost $20,320,428)	$39,649,434
	OTHER ASSETS IN EXCESS OF LIABILITIES- 6.0%	2,515,090
	NET ASSETS - 100.0%	$42,164,524

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2021.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Assets and Liabilities (Unaudited)
at September 30, 2021

ASSETS
Investments in securities, at value (identified cost $20,320,428)	$39,649,434
Receivables
Fund shares sold	2,559,000
Dividends and interest	32,437
Prepaid expenses	38,353
Total assets	42,279,224

LIABILITIES
Payables
Due to Adviser	32,376
Blue Sky Fees	30,299
Related parties	9,802
Distribution (12b-1) fees	8,343
Administration fees	8,281
Audit fees	7,932
Printing fees	6,657
Fund shares redeemed	4,177
Accrued other expenses	6,833
Total liabilities	114,700
NET ASSETS	$42,164,524

Net asset value, offering and redemption price per share ($42,164,524 / 2,363,806 shares outstanding; unlimited number of shares (par value $0.01) authorized)	$17.84

COMPONENTS OF NET ASSETS
Paid-in capital	$24,990,552
Accumulated earnings	17,173,972
NET ASSETS	$42,164,524

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Operations (Unaudited)
For the Six Months Ended September 30, 2021

INVESTMENT INCOME
Dividends	$215,124
Interest	85
Total Income	215,209

Expenses
Advisory fees	240,419
Distribution (12b-1) fees	48,084
Administration fees	23,576
Transfer agent fees	15,640
Fund accounting fees	14,610
Chief compliance officer fees	11,027
Printing fees	8,685
Audit fees	8,021
Trustee fees	7,555
Legal fees	7,431
Registration fees	5,479
Custody fees	3,069
Insurance	305
Third party administrative servicing fees	31
Miscellaneous fees	1,701
Total expenses	395,633
Less: Fees waived by the Adviser	(58,855)
Net expenses	336,778
Net Investment Loss	(121,569)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	102,154
Net change in unrealized appreciation on investments	1,779,787
Net realized and unrealized gain on investments	1,881,941
Net Increase in Net Assets Resulting from Operations	$1,760,372

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended
	September 30, 2021	Year Ended
	(Unaudited)	March 31, 2021
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(121,569)	$(12,892)
Net realized gain (loss) on investments	102,154	(103,601)
Capital gain distributions from regulated investment companies	—	99,281
Net change in unrealized appreciation on investments	1,779,787	14,951,384
Net increase in net assets resulting from operations	1,760,372	14,934,172

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid from accumulated earnings	—	(157,615)
Net decrease in net assets resulting from distributions to shareholders	—	(157,615)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,082,211	96,279
Net asset value of shares reinvested	—	157,315
Payments for shares redeemed	(779,349)	(2,874,999)
Net increase (decrease) in net assets derived from capital share transactions	4,302,862	(2,621,405)

Total increase in net assets	6,063,234	12,155,152

NET ASSETS
Beginning of period	36,101,290	23,946,138
End of period	$42,164,524	$36,101,290

SHARE ACTIVITY
Shares sold	282,187	7,518
Shares reinvested	—	10,097
Shares redeemed	(43,650)	(201,332)
Net increase (decrease) in shares	238,537	(183,717)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Financial Highlights

The Table below sets forth financial data for one share of beneficial interest throughout each period presented

	For the
	Six Months Ended
	September 30, 2021		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017
Net asset value, beginning of period	$16.99		$10.37	$11.52	$11.13	$10.20	$9.24

Income from investment operations:
Net investment income (loss) (1,2)	(0.05)		(0.01)	0.07	0.07	0.07	0.11
Net realized and unrealized gain/ (loss) on investments	0.90		6.70	(1.14)	0.40	0.96	0.85
Total from investment operations	0.85		6.69	(1.07)	0.47	1.03	0.96

Less distributions:
From net investment income	—		(0.07)	(0.08)	(0.08)	(0.10)	—
Total distributions	—		(0.07)	(0.08)	(0.08)	(0.10)	—

Net asset value, end of period	$17.84		$16.99	$10.37	$11.52	$11.13	$10.20

Total return (3)	5.00	% (5)	64.61%	(9.44)%	4.31%	10.12%	10.39%

Ratios/supplemental data:

Net assets, at end of period (000s)	$42,165		$36,101	$23,946	$27,732	$29,816	$29,464

Ratio of expenses to average net assets (4):

Before expense waiver	2.06	% (6)	2.16%	2.22%	2.21%	2.18%	2.14%
After expense waiver	1.75	% (6)	1.75%	1.75%	1.75%	1.75%	1.75%

Ratio of net investment income/(loss) to average net assets (1,4):

Before expense waiver	(0.94	)% (6)	(0.45)%	0.09%	0.17%	0.22%	0.70%
After expense waiver	(0.63	)% (6)	(0.04)%	0.56%	0.63%	0.65%	1.10%

Portfolio Turnover Rate	0.45	% (5)	1.13%	1.44%	1.80%	41.03%	101.03%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Does not include expenses of investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Notes to Financial Statements
at September 30, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The Teberg Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund began operations on April 1, 2002 as a series of the Advisors Series Trust and reorganized into the Trust on December 13, 2013. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

A.	Security Valuation: Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained- from pricing services. The independent pricing service does- not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Teberg Fund
Notes to Financial Statements
at September 30, 2021 (Unaudited) continued

B.	Fair Valuation Process: As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Teberg Fund
Notes to Financial Statements
at September 30, 2021 (Unaudited) continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2021 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$2,468,274	$—	$—	$2,468,274
Equity Fund	1,359,246	—	—	1,359,246
Exchange Traded Funds	30,941,867	—	—	30,941,867
Fixed Income Funds	2,680,336	—	—	2,680,336
Money Market Fund	2,199,711	—	—	2,199,711
Total	$39,649,434	$—	$—	$39,649,434

The Fund did not hold any Level 2 or 3 securities during the period.

*	Please refer to the Fund’s Schedule of Investments for additional detail.

C.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2019 to March 31, 2021, or expected to be taken in the Fund’s March 31, 2022 year-end tax returns. The Fund identifies its current major tax jurisdictions as U.S. federal and the state of Ohio. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Security Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

E.	Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund.

F.	Valuation of Fund of Funds: The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their

The Teberg Fund
Notes to Financial Statements
at September 30, 2021 (Unaudited) continued

market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

G.	Expenses: Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

H.	Indemnification: The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

I.	Exchange-Traded Funds: The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

NOTE 3 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended September 30, 2021, amounted to $171,173 and $684,915, respectively.

NOTE 4 – INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

First Associated Investment Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund. Subject to the oversight of the Board, the Adviser is responsible for the Fund’s investment portfolio. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Adviser directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the six months ended September 30, 2021, the Adviser earned advisory fees of $240,419.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed at least until July 31, 2022, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total operating expenses incurred by the Fund (exclusive of any front-end contingent or deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.75% of the Fund’s daily average net assets (the “expense limitation”). For the six months ended September 30, 2021, the Adviser waived $58,855 in fees under the Waiver Agreement.

The Teberg Fund
Notes to Financial Statements
at September 30, 2021 (Unaudited) continued

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the lesser of the expense limitation then in place or in place at time of waiver, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Fund’s operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of September 30, 2021, the total amount of expense reimbursement subject to recapture amounted to $391,980, of which $131,258 will expire on March 31, 2022, $133,023 will expire on March 31, 2023, and $127,699 will expire on March 31, 2024.

Distributor – The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plan, $48,084 in distribution fees were incurred during the six months ended September 30, 2021.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. An officer of the Fund is also an officer of NLCS, and is not paid any fees directly by the Fund for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended March 31, 2021 and March 31, 2020 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2021	March 31, 2020
Ordinary Income	$157,615	$181,389
	$157,615	$181,389

The Teberg Fund
Notes to Financial Statements
at September 30, 2021 (Unaudited) continued

As of March 31, 2021, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(21,222)	$(2,105,635)	$—	$17,540,457	$15,413,600

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $8,217.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $13,005.

At March 31, 2021, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Non-Expiring	Non-Expiring	CLCF
Short-Term	Long-Term	Total	Utilized
$2,105,635	$—	$2,105,635	$1,868

Aggregate Unrealized appreciation and depreciation – tax basis:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$20,329,190	$19,328,936	$(8,762)	$19,320,174

NOTE 6 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2021, Constellation Trust Co. held approximately 40.34% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by Constellation Trust Co. are also owned beneficially by any party who would be presumed to control the Fund.

NOTE 7 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Teberg Fund
Supplemental Information (Unaudited)
at September 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the period ended September 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

The Teberg Fund
Supplemental Information (Unaudited)
at September 30, 2021

Renewal of Advisory Agreement – The Teberg Fund*

In connection with a meeting held on November 23-24, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the First Associated Investment Advisors, Inc. (“FAIA”) and the Trust, with respect to The Teberg Fund (“Teberg”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Teberg and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted FAIA was founded in 1988 and had approximately $30.8 million in assets under management. The Board reviewed the background information of key investment personnel responsible for Teberg and noted the portfolio manager’s financial industry experience. The Board noted that FAIA evaluated economic and market indicators to assist in investment decision making and applied its own research of historical market patterns and theories to identify what it believed to be the optimal time to invest in certain types of instruments. The Board discussed that FAIA took a conservative approach to risk management through portfolio sector diversification and the use of stop-loss orders when appropriate. The Board remarked that FAIA monitored compliance with Teberg’s investment limitations using pre- and post-trade checklists and tracked each holding in Teberg’s portfolio using a software program. The Board observed that FAIA maintained an adequate risk management and compliance culture. It acknowledged that Teberg was the longest-operating fund within its peer group and that FAIA had developed and nurtured a loyal shareholder base. The Board concluded that it expected FAIA to continue to provide satisfactory service to Teberg and its shareholders.

Performance. The Board observed that Teberg outperformed its peer group and Morningstar category across all periods with a top quartile ranking in the Morningstar category over the one, three-and five-year periods. The Board noted that Teberg was the only fund still operating among its peer group and Morningstar category from its inception in April 2002. The Board recognized that Teberg had provided consistent returns over its 18-year history, currently posting a four-star Morningstar rating. The Board concluded that FAIA had provided reasonable results for Teberg and its shareholders.

Fees and Expenses. The Board recognized that FAIA’s 1.25% advisory fee for Teberg was equal to the high of its peer group and Morningstar category. The Board noted that its 1.75% net expense ratio was higher than the peer group and Morningstar category averages and medians, but lower than the highs of each. The Board considered that FAIA did not benefit from material economies of scale as it managed one fund with less assets than most of its peers. The Board discussed the impact of the expense limitation agreement on the advisory fee actually paid, and FAIA’s position that it would be difficult to maintain quality service with further fee concessions. Given these and other considerations, the Board concluded that FAIA’s advisory fee for Teberg was not unreasonable.

Economies of Scale. The Board discussed the size of Teberg and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. The Board noted FAIA agreed to discuss the implementation of breakpoints as Teberg’s assets grew and FAIA achieved material economies of scale related to its operation. The Board agreed to monitor and revisit the issue at the appropriate time.

The Teberg Fund
Supplemental Information (Unaudited)
at September 30, 2021

Profitability. The Board reviewed FAIA’s profitability analysis in connection with its management of Teberg and acknowledged that FAIA earned a modest profit. The Board concluded that FAIA’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from FAIA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee for Teberg was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of the Teberg and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Teberg.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share.
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-209-1964 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-209-1964.

INVESTMENT ADVISER
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, Minnesota 55811

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Teberg-SAR21

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not Applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/7/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/7/2021

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/7/2021